PEDEVCO

PEDEVCO
NYSE American: PED



Investor Presentation
Spring 2020

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on our current expectations about our company, our properties, our estimates of required capital expenditures and our industry. You can identify these forward-looking statements when you see us using words such as "expect", "will", "anticipate," "indicate," "estimate," "believes," "plans" and other similar expressions. It is important to note that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties. Actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statement include: the preliminary nature of well data, including permeability and gas content, and commercial viability of the wells; risk and uncertainties associated with exploration, development and production of oil and gas; drilling and production risks; limited and potentially inadequate cash resources; matters affecting the oil and gas industry generally; lack of oil and gas field goods and services; environmental risks; changes in laws or regulations affecting our operations; our ability to consummate the proposed transaction; any delay or inability to obtain necessary approvals or consents from third parties; our ability to maintain our listing on the NYSE American; our ability to realize the anticipated benefits from the proposed investment; as well as other risks described in PEDEVCO Corp.'s public filings with the U.S. Securities and Exchange Commission (the "SEC"). We undertake no obligation to publicly update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future. We caution you not to place undue reliance on those statements.

Definition of Technical Terms: Certain technical terms used in this presentation associated with descriptions of the potential for oil and gas properties are not consistent with "Proved Reserves" as defined by the SEC.

Past performance information given in this document is given for illustrative purposes only and should not be relied upon as (and is not) an indication of future performance.

In this document, we may rely on and refer to information regarding our properties which we obtained from market research reports, third parties and other publicly available information. Although we believe that this information is reliable, we cannot guarantee the accuracy and completeness of this information, and we have not independently verified any of it. Some data is also based on our good faith estimates.

Note to Investors: This presentation may contain information about adjacent properties on which we have no right to explore or develop. Investors are cautioned that petroleum deposits on adjacent properties are not necessarily indicative of such deposits on our properties. This document is not an offer to sell securities and is not soliciting an offer to buy securities in any jurisdiction where the offer or sale is not permitted.

Investment Highlights

Newly restructured company with strong Balance Sheet and Financial Flexibility	• NYSE American: PED • Strategic investor and new management team acquired control of the company in June 2018 and eliminated $75.0 million in secured and unsecured debt • Pristine Balance sheet. ~$60MM Market Capitalization, Zero Debt, $10MM+ cash reserve • Optimal vehicle for industry consolidation, public currency can be used in transactions
Strategy & Focus	• Growth through the drill bit, acquisitions, and M&A • Permian strategy is to become the premier operator focused on the development of conventional assets using unconventional technologies • DJ Basin strategy is to partner with experienced DJ Basin focused operators and participate in projects that meet our internal economic hurdle rates
Low-Risk Inventory of Growth Opportunities	• Permian - ~38,000 net acres with ~31,000 acres HBP'd. 150+ high quality drilling locations. Electricity availability, roads and existing infrastructure that can be leveraged for full scale development. • DJ Basin - ~11,900 net acres HBP'd. 150+ high quality drilling locations. Wattenberg Extension has been proved up with great success in the past 2 years to include all PED acreage.
Legacy Fields with Shallow Decline and Substantial OOIP	• Permian Operated - 48 MMBOE cumulative production from multiple San Andres zones with more than 700 MMBO remaining in-place • Permian Operated - Largely contiguous, long-lived San Andres oil fields with substantial well control and unexploited for modern D&C technologies and techniques • DJ Basin Operated and Non-operated - Large inventory of high rate of return drilling projects

PEDEVCO has Executed the "Reset"

PEDEVCO Vs. Peers[2] | 2 Year Share Price Performance[1]


Chart Title
900%
800%
700%
600%
500%
400%
300%
200%
100%
0%
-100%
1/2/2018
4/2/2018
7/2/2018
10/2/2018
1/2/2019
4/2/2019
7/2/2019
10/2/2019
1/2/2020
XOP
PED
6/26/2018 Closed $7.7MM Strategic Investment erasing over $75MM in debt, $64MM increase in Shareholders Equity
9/4/2018 Closed $21.3MM Acquisition of Northwest Shelf Assets
02/19/2019 04/04/2019 Announced a series of debt conversions to equity
7/11/2019 Announced rebranding as PEDEVCO from Pacific Energy Development
1
2
3
4
5
377%
(48%)

[1] Source: Yahoo Finance
[2] SPDR S&P Oil & Gas Exploration & Production ETF (XOP)

- **PEDEVCO has demonstrated success by executing on key catalysts and "resetting" the story with the Street, bucking the trend and creating value in a severely depressed market.**

1. Cleaned the capital structure, retiring $75 million of debt, and parachuted experienced management team - positioned to be an acquisition platform
2. Identified a transformational acquisition and entered the Permian Basin
3. Conversion of $55.1MM of debt used to fund acquisitions and development into common equity through two deleveraging transactions
4. Finalized rebranding from Pacific Energy Development to PEDEVCO and corporate restructuring
5. PED stock price is up over 350% since the restructuring transaction through YE2019

Meaningful Proved Reserve Profile

- Highly oil weighted reserves drive value creation
  - 88% oil
  - $123 million PV-10
- Grow reserves and production through low-risk San Andres infill drilling development program and non-operated participation in DJ Basin asset

Year End 2019 Reserves (SEC Pricing)[(1)(2)]

Reserve Categories	Oil (MBbls)	Gas (MMcf)	NGL (MBbls)	Total (MBoe)	PV-10 ($M)
Proved Developed	1,983	1,602	48	2,298	$39,985
Proved Undeveloped	10,376	8,144	-	11,734	$82,758
Total Proved Reserves	**12,359**	**9,746**	**48**	**14,032**	**$122,743**

Proved Reserves by Commodity (MBOE)



Gas
12%
Oil
88%

2019YE

Proved PV10 by Basin ($M)



DJ
6%
Permian
94%

2019YE

Proved Reserves (MBOE)



3,674
12,436
14,032
2017YE
2018YE
2019YE

(1) *Total Proved Reserves as of December 31, 2019 pursuant to the guidelines of the SEC for reporting corporate reserves and future net revenue.*
(2) *In accordance with disclosure requirements set forth by the SEC, 95% of PEDEVCO 's undeveloped locations in the DJ Basin asset are not included in the proved reserves.*

Asset Overview

Permian Overview

Highlights

- ~38,000 Net Acres
  - Average Acreage Cost ~$440/acre
- Large, contiguous leasehold position
  - Chaveroo & Milnesand Oil Fields
    - 48 MMBOE Production
    - 100% WI / ~82% NRI
    - 100% HBP & ~40% deep rights
    - 8 San Andres Hz D&C's
    - 5 wells currently waiting on disposal
    - 13 MMBOE Proved Reserves YE2019
  - Chaveroo Northeast Field
    - 100% WI / ~77% NRI
    - 3 San Andres Hz Producers
    - 1 Shut-in San Andres Hz Producer
- Infrastructure In-Place
  - SWD, Facilities, Flowlines
  - Full-Field Electricity & Lease Roads
  - Gas Sales Points
  - Fresh Water Frac Ponds
  - Field Office & Equipment Yard

Acreage Leasehold Map



Acquired ~18,000 gross acres and 3 Hz producers from private operator in Feb. 2019
Chaveroo NE
Acquired ~27,000 gross acres of proven main pay acreage with existing infrastructure and vertical production in Aug. 2018
Chaveroo
Milnesand
Acquired ~1,280 gross acres offsetting Chaveroo and additional acreage in Lea County in June 2019

Fully-Vetted Development Plan With Significant Upside

San Andres Horizontal Infill Performance

5,000' Infill Type Well[1]	
Peak Rate (Boepd)	332
De (%)	90
B-factor	1.3
Dm (%)	7
EUR (MBoe)	385

5,000' Well Net Economics[2]	
D&C ($M)	2,915
LOE ($/Boe)	10.24
ROR (%)	70
ROI (disc)	2.1
PV10 ($M)	3,204



Water (bbl/day)
Gas (Mcf/day)
Oil (bbl/day)
1000
100
10000
100
10
1000
10
Oil
Gas
Water
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030

[1] Derived from December 31, 2019 reserve report type well curve parameters.
[2] Net working interest 100%., net revenue interest 82%. Net realized oil price $50.00/bbl, net realized gas price $2.00/mcf.

San Andres' Advantaged Geology

World-Class Reservoir

- Known recovery of 6.7 billion barrels of oil
- Well-established, conventional carbonate reservoir composed of porous dolomite with multiple high permeability zones
- 110 billion barrels of oil-in-place in San Andres reservoirs across the Permian Basin
- Thick anhydrites and tight evaporites provide an excellent top seal
- Developed vertically for decades with limited hydraulic fracs
- Reservoir heterogeneity and minimal structural unconformities make it a superb horizontal play



Wasson,
Seminole,
Goldsmith
Vacuum,
Gbg-Jk
Maljamaar
Yates,
Hobbs
Milnesand
Chaveroo
1
Slaughter
Brahaney
2
3
4
5
Mabee,
Mid. Fms
Levelland
1b
Howard-
Glasscock,
Holt, SA Deep
Anhydrite and anhydritic dolostone
Restricted marine peloidal wk-pk and peritidal
High-energy ramp-crest grainstones
Outer ramp fusulinid-dominated facies
Open marine limestones and dolostones, L7-8
Deeper-water mudstones (Cutoff)

San Andres' Advantaged Geology (Cont.)

Stratigraphic Column and Type Log

Northwest Shelf Stratigraphy

Period	Formation	
Permian	Rustler	
Permian	Tansill	
Permian	Yates	
Permian	Seven Rivers	
Permian	Queen	
Permian	Grayburg	
Permian	Upper San Andres	
Permian		Anhydrite
Permian	Lower San Andres	P1
Permian	Lower San Andres	P2
Permian	Lower San Andres	P3
Permian	Lower San Andres	P4
Permian		P5
Permian	Glorietta	
Permian	Yeso	
Permian	Abo	
Permian	Wolfcamp	
Pennsylvanian	Pennsylvanian	
Mississippian	Mississippian	
Devonian	Devonian	
Silurian	Fussleman	



4100'
4200'
4300'
4400'

Differentiating Main Pay Zones and Transition Oil Zones

San Andres Oil Accumulation & Production History

- Oil was originally trapped in the San Andres by three types of pre-Tertiary traps: Structural, Stratigraphic, and Structurally enhanced Stratigraphic
- Legacy fields exist where oil accumulated in these traps to form thick oil columns (Main Pay Zones)
- Early completions stayed above the Oil-Water Contact and initially produced water-free oil
- Legacy San Andres fields lack sharp Oil-Water Contacts due to late-Tertiary, eastward tilting of the Northwest Shelf
- Transition Oil Zones (TOZs) & Residual Oil Zones (ROZs) were found to be very thick and became tertiary targets in the 1990s
- TOZs & ROZs not only lie beneath the legacy fields but also extend beyond the boundaries of legacy fields
- In 2009, operators began drilling horizontal wells into under-developed Main Pay Zones and wildcat horizontal wells into the Transition Oil Zones outside of the vertical economic limit of legacy fields



Extends Beyond Boundaries of Legacy Fields
Oil
Trap
Transitional Oil Zone (TOZ)
Base of Oil Saturation
100%
Oil Saturation
0%
Legacy Oil Target
Oil-Water Contact
Increasing Water Saturation
Water



Oil Saturation %
Oil-Water Contact
MAIN PAY ZONE
Initial Target of Primary Development
PED Horizontal Target
Transition Zone
Uneconomic Vertical Wells & Dry-Holes
Offset Operators Horizontal Target
Residual Zone
Tertiary Recovery Target

DJ Basin Overview

Highlights

- ~11,900 Net Acres (All HBP'd)
- Acreage in rural areas of Weld and Morgan Counties
- Operator in 15 DSUs and holds 50+% WI in two other DSUs, collectively representing over 80% of net acreage
- 75 gross (22 net) wells
- 18 gross (16 net) operated wells
- Field and Zones
  - Wattenberg Core and Extension
  - Niobrara A, B & C and Codell
- Acreage located in area experiencing resurgent drilling activity due to strong production results from Gen 3 completion designs, lower service costs
- Go-forward strategy is to partner with and participate as a non-operated partner in all projects meeting PED internal hurdle rates.

Acreage


Exploring JV development opportunities
Wattenberg Extension
Sold in 2019 for $6,000/acre cash plus acreage trade in Extension
Exploring JV development opportunities
Greeley
Middle Wattenberg
Drill Ready property with permits and built location
Wattenberg
Gerkin

noble energy | EXTRACTION | BONANZA CREEK | BISON OIL & GAS

Notable offset operators and WI partners

Enhanced DJ Basin Well Performance



200,000
150,000
100,000
50,000
0
CUMULATIVE BOE
0
6
12
18
24
30
36
MONTHS
Gen 3 Wells(1)
Slickwater Fracs
1,200-2,000 lbs/ft
Gen 2 Wells(1)
Hybrid Fracs
700-900 lbs/ft
Gen 1 Wells(1)
Gel Fracs
600-900 lbs/ft

Improved Completions Driving IP30 and EUR Growth

[1] Wells included in figure are located on PEDEVCO's DJ Basin acreage position.

Niobrara Horizontal Performance

7,500' Type Well[1]	
Peak Rate (Boepd)	775
De (%)	95
B-factor	1.15
Dm (%)	8
EUR (MBoe)	490

7,500' Well Net Economics[2]	
D&C ($M)	4,950
LOE ($/Boe)	7.95
ROR (%)	92
ROI (disc)	2.0
PV10 ($M)	4,931


Water (bbl/day)
Gas (Mcf/day)
Oil (bbl/day)
1000
100
10
Oil
Gas
Water
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030

[1] Derived from December 31, 2019 reserve report type well curve parameters.
[2] Net working interest 100%., net revenue interest 83%. Net realized oil price $50.00/bbl, net realized gas price $2.00/mcf.

DJ Basin Development Potential

DJ Basin Stratigraphic Column Includes Multiple Formation Targets for Horizontal Development



Up to Five Stacked Pay Zones
Niobrara A
Niobrara B
Niobrara C
Codell
Greenhorn
Illustrative Downspacing
(16 wells per section)
1
2
3
4
5
6
7
8
Potential for 24 wells per section

Legacy Asset with Meaningful Upside Potential in Multiple Zones



Development Plan Review

Phase I – Infill San Andres Development (2019)


32E
33E
34E
6S
7S
2019 PHASE I SAN ANDRES HZ WELL
2019 ACQUIRED SAN ANDRES HZ WELL
2019 SHUT-IN SAN ANDRES HZ WELL
DOMINO 21-16 SH
TUPELO HONEY 27 SH
BROWN EYE GIRL 5 2H
JENNIFER CSAU 251H
442 MBOE
HALEY CSAU 345H
406 MBOE
JENNIFER CSAU 361H
246 MBOE
HALEY CSAU 305H
480 MBOE

Phase I Goals

- Benchmark Well Performance
- Optimize Lateral Targets & Infill Spacing
  - Jennifer 251H & 361H @ 10-Acre Infill Spacing
  - Haley 305H & 345H @ 20-Acre Infill Spacing
- Test Completion Strategy
- Prove Concept & Delineate Position

[1] EUR's as of December 31, 2019 internal reserve report using SEC pricing and guidelines.

Phase II – Infill San Andres Development (2019-2020)


32E
33E
34E
6S
7S
2019 PHASE II SAN ANDRES HZ WELL
2019 PHASE I SAN ANDRES HZ WELL
2019 ACQUIRED SAN ANDRES HZ WELL
2019 SHUT-IN SAN ANDRES HZ WELL
DOMINO 21-16 SH
TUPELO HONEY 27 SH
BROWN EYE GIRL 5 2H
JENNIFER CSAU 251H
442 MBOE
HALEY CSAU 345H
406 MBOE
JENNIFER CSAU 361H
246 MBOE
HALEY CSAU 305H
480 MBOE

Phase II Update

- Phase II Wells Drilled & Completed in Q4 2019
- Awaiting Results – SWD online 04/2020
- 4 Phase II Wells & Haley 345H available to put online 04/2020, but may leave shut-in if prices do not recover to ~$50/Bbl

[1] EUR's as of December 31, 2019 internal reserve report using SEC pricing and guidelines.

2020 CAPEX Budget

- **2020 Development program will be heavily dependent on a recovery in oil prices**
  - Since our acreage is mostly HBP'd and we have no drilling obligations, the Company has flexibility to hold back on development in this low price, tough oil and gas environment
  - The Company also has the flexibility to shut in production that is not holding leases to increase future option value on the underlying assets
- **2020 CAPEX Budget Plans**
  - $15MM – Total estimated 2020 CAPEX spend (at $50/Bbl oil price)
  - $5MM – Carryover CAPEX from 2019 Phase II (included in the $15MM)
    - 1 SWD well with associated infrastructure
    - Cleanouts, facilities, flowlines and commencement of production on 5 Hz San Andres wells
  - $6MM – Drilling and Completion of 2 Hz San Andres wells in Chaveroo in late 2020
    - Dependent on a rebound in oil price
  - $2MM – Allocation of CAPEX to DJ Basin asset
    - Could increase if Company finds partner for 2020 development program and oil prices increase
    - Could decrease if Company does not receive satifactory well proposals from existing working interest partners
  - $2MM – Allocation of CAPEX for other projects
    - 1 planned Hz reactivation in Chaveroo NE, 6-8 planned vertical reactivations in Chaveroo & Milnesand, various lift, enhancement and facility projects
- **If oil prices do not recover to ~$50/Bbl, the Company will likely only spend the $5MM Carryover 2019 CAPEX and halt all other activity**



Industry Consolidation

E&P Sector Consolidation – PED's Role

PEDEVCO
NYSE American: PED

- **Challenges facing small E&P companies**
  - Oil price hovering below $50/Bbl and natural gas under $2.00/Mmbtu significantly impairs the ability for small operators to be profitable (asset level returns similar to larger companies; corporate returns are lower; March drop to $30/Bbl compounds this)
  - Market's current directive that operators must live within cashflow is nearly impossible to achieve for most small growth-oriented companies
  - A&D market has dried up – bid/ask spreads are preventing deals from transacting
    - **Assets selling at valuations less than PDP PV10, no value given for PDNP, PUDs or acreage (assets are undervalued)**
  - Economies of scale cannot be achieved without full scale development programs which most small operators cannot afford or manage
  - High G&A burdens spread across smaller asset base impairs corporate returns
  - High debt levels - Equity represents only ~20% of total capitalization (EV) across the small and microcap public E&P space[1]
  - No IPO market, no follow-on market, no capital available
  - Private Equity model is broken, and exits are needed
- **<u>The only solution to all these problems is industry consolidation to achieve economies of scale in operations, development and G&A utilizing existing public vehicles (permanent capital) with low leverage</u>**
- **PED is the perfect rollup vehicle**
  - No Debt, cash on balance sheet, highly successful raising money through PIPE market in 2018 & 2019
  - Investor with a controlling position and a management team that is flexible and deal-oriented
  - Fully-compliant with NYSE American rules and regulations, financials and reserves fully audited (clean company)
  - Good long lived "oily" asset base with lots of growth opportunity

[1] Calculated using Northland Capital Markets E&P Weekly Small and Microcap Coverage (02/18/2020).

Consolidation of Current Asset Base - Horizontal San Andres Activity

Horizontal San Andres Play



Manzano
WYATT PERMIAN
SILVER CREEK
WALSH PETROLEUM
PEDEVCO
E R Operating
RILEY EXPLORATION GROUP
Apache
devon
RILEY EXPLORATION GROUP
STEWARD
RING
Rio
SHERIDAN
RING
Fe Forge
PARALLEL
Apache
SHERIDAN
Basemap from BEG Digital Play Analysis Portfolio, 2005

Consolidation Highlights

- PED is one of only two public companies focused on the play.
- PED in under 2 years has acquired over 38,000 net acres in the play.
- PED has bid on several large asset packages, however current bid/ask spreads have prevented a large transaction.
- Several large PE backed companies in the play will require an exit over the coming years. However, the market has prevented non-distressed recent exits. PED can provide the vehicle to exit.
- Majors (XOM, CVX, OXY, etc.) hold legacy assets with significant base production throughout the San Andres, however, few have developed horizontally.
- Consolidation is needed in the play to gain economies of scale in development (CAPEX), operations (OPEX) and G&A.

Consolidation of Multiple Operators Key to Unlocking Long-Term Synergies

Consolidation of Current Asset Base – DJ Basin Activity

Wattenberg Field Asset and Offset Operators


PEDEVCO Leasehold
Active Producing Wells
Weld
Morgan
Colorado
noble energy
BISON OIL & GAS
EXTRACTION
PDC ENERGY
BONANZA CREEK
HighPoint
noble energy
Anadarko Petroleum Corporation

Source: Drillinginfo

Consolidation Highlights

- The DJ Basin is ripe for consolidation as the basin is filled with public and private equity-backed companies with large non-contiguous overlapping leasehold positions (collaboration is necessary).
- New regulations require a higher level of partner participation to get projects drilled than in the past (45% WI required to force pool).
- PED acreage is HBP'd in rural areas of industry-friendly Weld and Morgan Counties in the resurgent Wattenberg Extension which realizes some of the highest IRRs in the country.
- PED is exploring joint development opportunities across its acreage block and looking to expand through AMI's.
- PED prefers to participate in non-operated projects with high-quality experienced operators to mitigate the complications of operations and the regulatory environment in Colorado while capturing the superior economics.
- This strategy leaves option open for PED to serve as consolidation vehicle in the future.

Well Positioned to Deliver Profitable Growth

- Advantaged Acreage Position
- Technical and Operational Excellence
- Low-Risk Inventory of Growth Opportunities
- Strong Balance Sheet with Financial Flexibility





Appendix

Management Team

Executive Team with a strong Oil & Gas Background



Dr. Simon Kukes, CEO & Director

Dr. Kukes has served as the principal of his investment company, SK Energy LLC, since 2013. From 2005 to 2013, he served as CEO of Samara-Nafta, which partnered with Hess Corporation. Prior to that, he was President and CEO of Tyumen Oil Company from 1998 until it combined with British Petroleum in 2003 to create TNK-BP. Following his time at TNK, Dr. Kukes served as CEO and Chairman of Yukos Oil Company. From 1979 to 1987, he was the Technical Director of oil-refining and petro-chemistry for Phillips Petroleum, and in 1987 became Vice-President over marketing and business development for Amoco. Dr. Kukes also previously served on the Board of Directors of publicly-traded Amarin Corporation and Parker Drilling Company. In 1999, the Wall Street Journal named Dr. Kukes as one of the Top 10 Central European Executives. He is also the recipient of the American Society of Competition Development Award for Leadership, and was named by The Financial Times and PricewaterhouseCoopers as one of the 64 most respected business leaders in the world in 2013. Dr. Kukes received his BS in Chemical Engineering from the University for Chemical Technology in Moscow, and his PhD in Physical Chemistry from the Academy of Sciences in Moscow. In addition he has published more than 60 scientific papers and two books on the oil and gas industry, and is the holder of more than 130 patents, primarily in Oil and Petrochemical Processing.



J. Douglas Schick, President

Mr. Schick has over twenty years of experience in the oil and gas industry. Prior to joining the Company, Mr. Schick co-founded American Resources, Inc., a Houston, Texas-based privately-held oil & gas investment, development and operating company and served as Chief Executive Officer (from August 2017 to the present) and as Chief Financial Officer and Vice President of Business Development (from August 2013 to August 2017). From 2011 to 2013 Mr. Schick consulted several private oil & gas companies on capital raising, M&A and finance. He was Vice President of Finance for Highland Oil and Gas, a private equity-backed E&P company headquartered in Houston, Texas (2011). He served as Manager of Planning and then Director of Planning at Houston, Texas-based Mariner Energy, Inc. (from December 2006 until its merger with Apache Corp. in December 2010), and in various roles of increasing responsibility in finance, planning, M&A, treasury and accounting at The Houston Exploration Company, ConocoPhillips and Shell Oil Company (from 1998 to 2006). Mr. Schick holds a BBA in Finance from New Mexico State University and an MBA with a specialization in Finance from Tulane University.

Technical Team – Vice President of Development, Operations Manager, Drilling Manager, Land Manager and Facilities Engineers all have significant Horizontal San Andres drilling, completions and operations experience managing similar properties for a large private operating company that was a pioneer in the play. Members of the team have drilled over 50 horizontal San Andres wells and have been responsible for operating horizontal San Andres wells and thousands of vertical San Andres wells. Team also has extensive drilling, completions and operations experience in the DJ Basin with Baker Hughes and Halliburton.

Administrative & Accounting – Our Administrative and Accounting team have over 100 years of combined oil and gas industry experience.